EXHIBIT 99.11
                         CONSENT OF INDEPENDENT AUDITORS





The Trustees and Shareholders
Keystone Institutional Trust
Keystone Institutional Small Capitalization Growth Fund

         We consent to the use of our report dated July 26, 1996 incorporated by reference herein and to the reference to our firm under the caption "Financial Highlights" in the prospectus.





                                                       /s/ KPMG Peat Marwick LLP
                                                           KPMG Peat Marwick LLP

Boston, Massachusetts
October 29, 1996